UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2007

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1703 South Jefferson Street, SW

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 23, 2007, Luna Innovations Incorporated (the “Company”) and certain of its officers, including certain of the Company’s named executive officers as defined under Item 402(a)(3) of Regulation S-K, entered into amended and restated stock sale restriction agreements (the “Sale Restriction Agreements”) whereby such officers agreed not to sell more than a fixed number of beneficially held shares of common stock of the Company (the “Subject Securities”) for a two year period ending December 31, 2008. As of the date of the Sale Restriction Agreements, such officers beneficially owned an aggregate of 5,010,453 shares of the Company’s common stock, including vested and unvested options to purchase common stock, which are subject to the Sale Restriction Agreements. The Sale Restriction Agreements provide that the parties to such agreements limit sales of Subject Securities to specified amounts which equal in the aggregate 168,339 shares of Common Stock in calendar year 2007 and 503,053 shares of Common Stock in calendar year 2008, unless such Sale Restrictions Agreements are terminated or the limits waived in accordance with their terms.

In particular, six of the thirteen officers who entered into the Sale Restriction Agreements, including the Company’s Chief Executive Officer, Kent A. Murphy, Chief Financial Officer, Dale E. Messick and Chief Commercialization Officer, Scott A. Graeff, each agreed not to sell any Subject Securities in calendar year 2007 and to sell no more than ten percent (10%) of each officer’s Subject Securities in calendar year 2008.

Conformed copies of the Sale Restriction Agreements entered into by the Company’s named executive officers, as identified in the Company’s registration statement of Form S-1, as well as the Company’s current chief financial officer are attached hereto as Exhibits 10.1 through 10.6.

Item 9.01(d). Exhibits

Exhibit No.	Description

10.1	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Kent A. Murphy, dated as of January 23, 2007.

10.2	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Dale E. Messick, dated as of January 23, 2007.

10.3	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Scott A. Graeff, dated as of January 23, 2007.

10.4	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Robert P. Lenk, dated as of January 23, 2007.

10.5	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Scott A. Meller, dated as of January 23, 2007.

10.6	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Michael F. Gunther, dated as of January 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Aaron S. Hullman
Aaron S. Hullman
Vice President and General Counsel

Date: January 29, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Kent A. Murphy, dated as of January 23, 2007.

10.2	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Dale E. Messick, dated as of January 23, 2007.

10.3	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Scott A. Graeff, dated as of January 23, 2007.

10.4	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Robert P. Lenk, dated as of January 23, 2007.

10.5	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Scott A. Meller, dated as of January 23, 2007.

10.6	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Michael F. Gunther, dated as of January 23, 2007.